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                                                                    EXHIBIT 25.3

                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                        SECTION 305(b)(2)           |__|

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                              THE BANK OF NEW YORK
              (Exact name of trustee as specified in its charter)


New York                                                       13-5160382
(State of incorporation                   (I.R.S. employer
if not a U.S. national bank)              identification no.)

48 Wall Street, New York, N.Y.                                 10286
(Address of principal executive offices)  (Zip code)


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                       INVESTORS FINANCIAL SERVICES CORP.
              (Exact name of obligor as specified in its charter)


Delaware                                                      04-3279817
(State or other jurisdiction of            (I.R.S. employer
incorporation or organization)                                identification
no.)

89 South Street
Boston, Massachusetts                      02111-1537
(Address of principal executive offices)   (Zip code)

                             ______________________

                  Guarantee of Series B Capital Securities of
                           Investors Capital Trust I
                      (Title of the indenture securities)


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1.   GENERAL INFORMATION.  FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

     (a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

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        Name                  Address
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 Superintendent of Banks of the State of              2 Rector Street, New
York,
 New York                                             N.Y.  10006, and
                                                      Albany, N.Y. 12203

 Federal Reserve Bank of New York      33 Liberty Plaza, New York,
                                                      N.Y.  10045

 Federal Deposit Insurance Corporation Washington, D.C.  20429

 New York Clearing House Association                  New York, New York
10005

     (b) WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

     Yes.

2.   AFFILIATIONS WITH OBLIGOR.

     IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

     None.

16.  LIST OF EXHIBITS.

     EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7A-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R. 229.10(D).

     1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

     4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

     6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

     7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                   SIGNATURE



     Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 16th day of May, 1997.


                                         THE BANK OF NEW YORK



                                         By: ___________________________
                                           Name:  Walter N. Gitlin
                                           Title: Vice President